                          VERTEX RESEARCH ALL CAP FUND

  Supplement to the Current Prospectus and Statement of Additional Information


         On August 1, 1998, the following changes to the Fund's Prospectus and Statement of Additional Information are in effect:

         o The name of the Fund has been changed to the "Vertex U.S. All Cap Fund."

         o The description of the Fund on the cover page of the Prospectus is revised as follows:

              "Vertex U.S. All Cap Fund ( the "U.S. All Cap Fund") - The investment objective of the U.S. All Cap Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in all types of U.S. equity securities."

         o The description of the Fund on page 6 of the Prospectus under the caption "Investment Objective and Policies" is revised as follows:

              U.S. All Cap Fund

              "The U.S. All Cap Fund, like the All Cap Fund, is flexibly managed (see "All Cap Fund" above). However, unlike the All Cap Fund which can invest up to 100% of its total assets in foreign securities, the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities issued by U.S. companies or traded on a U.S. securities exchange."

         o The identification of the portfolio manager for the Fund on page 17 of the Prospectus under the caption "Management of the Funds" is revised as follows:

              "U.S. All Cap Fund   Paul M. McMahon,  a Senior Vice President of
                                   the Adviser and MFS, has been employed as a portfolio manager by MFS since 1981."



                          The date of this Supplement is August 1, 1998.